SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – July 22, 2003 (Date of Earliest Event Reported)

Slippery Rock Financial Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-21720	25-1674381
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 South Main Street, Slippery Rock Pennsylvania 16057

(Address of principal executive offices)

Registrant’s telephone number, including area code: 724.794.2210

Item 7.	Financial Statements and Exhibits.

(a) and (b) None.

(c) Exhibits:

Exhibit 99.1.	Press Release, dated July 22, 2003, of Slippery Rock Financial Corporation.

Item 9.	Regulation FD Disclosure.

The earnings press release, dated July 22, 2003, of Slippery Rock Financial Corporation (the “Registrant”) attached hereto as Exhibit 99.1 is incorporated herein by reference, and is being furnished pursuant to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003	SLIPPERY ROCK FINANCIAL CORPORATION
(Registrant)

	By:	/s/ MARK A. VOLPONI
Mark A. Volponi
Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated July 22, 2003, of Slippery Rock Financial Corporation.